EXHIBIT 99.1

Corebridge Financial and Equitable Holdings Stockholders Approve Merger

HOUSTON and NEW YORK – July 30, 2026 – Corebridge Financial, Inc. (NYSE: CRBG) (“Corebridge”) and Equitable Holdings, Inc. (NYSE: EQH) (“Equitable”) today announced that the stockholders of both companies voted to approve the previously announced merger between the two companies at their respective special meetings of stockholders (the “Special Meetings”) held earlier today.

Based on preliminary vote counts, approximately 99.96% of Corebridge and 97.24% of Equitable stockholder votes cast were in favor of the proposed merger, representing approximately 82.14% and 85.84% of outstanding shares, respectively. Final vote results from the companies’ respective Special Meetings are subject to certification by the companies’ independent inspectors of election and will be filed with the U.S. Securities and Exchange Commission on Forms 8-K.

“I want to thank the stockholders of both Corebridge and Equitable for their strong support of this transformational merger,” said Marc Costantini, President and Chief Executive Officer of Corebridge, who will serve as President and Chief Executive Officer of the combined company. “This vote signifies the broad stockholder support of bringing together two outstanding franchises which will serve more than 12 million customers. The merger will leverage both companies’ complementary strengths to create more choice and broader access to retirement and investment solutions for customers, while establishing an industry leader with an unmatched multichannel distribution platform.”

“Today’s vote is a clear endorsement of our vision to create a premier financial services franchise with the scale, complementary capabilities and capital strength to reshape retirement in the United States and help more Americans achieve financial security,” said Mark Pearson, President and Chief Executive Officer of Equitable, who will serve as Executive Chair of the combined company. “We appreciate the overwhelming support of our stockholders and their confidence in the value this combination can create as we continue to work toward completing the merger.”

The transaction remains subject to regulatory approval and the satisfaction of other customary closing conditions and is expected to close by year-end 2026.

About Corebridge Financial

Corebridge Financial, Inc. (NYSE: CRBG) makes it possible for more people to take action in their financial lives. With more than $380 billion in assets under management and administration as of March 31, 2026, Corebridge is one of the largest providers of retirement solutions and insurance products in the United States. We proudly partner with financial professionals and institutions to help individuals plan, save for and achieve secure financial futures. For more information, visit corebridgefinancial.com and follow us on LinkedIn. These references with additional information about Corebridge have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

About Equitable Holdings

Equitable Holdings, Inc. (NYSE: EQH) is a leading financial services holding company comprised of complementary and well-established businesses, Equitable, AllianceBernstein and Equitable Advisors.

Equitable Holdings has $1.1 trillion in assets under management and administration (as of 3/31/2026) and more than 5 million client relationships globally. Founded in 1859, Equitable provides retirement and protection strategies to individuals, families and small businesses. AllianceBernstein is a global investment management firm that offers diversified investment services to institutional investors, individuals and private wealth clients. Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) has approximately 4,600 duly registered and licensed financial professionals that provide financial planning, wealth management, retirement planning, protection and risk management services to clients across the country.

Corebridge:

Media:

Paul Miles

media.contact@corebridgefinancial.com

Investor Relations:

Işıl Müderrisoğlu

investorrelations@corebridgefinancial.com

Equitable Holdings:

Media:

Sydney Gever

mediarelations@equitable.com

Investor Relations:

Erik Bass

IR@equitable.com

Cautionary Statement Regarding Forward-Looking Information

This press release includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “forecasts,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” “goals,” “guidance,” “formidable,” “preliminary,” “objective,” “continue,” “drive,” “improve,” “superior,” “robust,” “positioned,” “resilient,” “vision,” “potential,” “immediate,” and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the potential repurchases of shares of common stock, the expected timing and completion of the proposed transaction between Corebridge and Equitable (the “Proposed Transaction”), the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for Corebridge, Equitable or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to repurchase shares (if Corebridge and/or Equitable decides to do so) within the expected timing or at all; the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earnings and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on Corebridge or Equitable’s stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties’ ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against Corebridge, Equitable, their new parent company or their respective directors; restrictions on the conduct of Corebridge and Equitable’s respective businesses prior to the closing of the Proposed Transaction and on each of their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in Corebridge or Equitable’s Insurer Financial Strength ratings or credit ratings or of the new parent company of Corebridge and Equitable following completion of the Proposed Transaction; other factors that may affect future results of Corebridge and Equitable; and management’s response to any of the aforementioned factors.

The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the “Risk Factors” section of the new parent company’s Registration Statement on Form S-4 and other documents filed or furnished by Corebridge and Equitable from time to time with the Securities and Exchange Commission, including their Annual Reports on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward looking statements. There may be additional risks that neither Corebridge nor Equitable presently know or that Corebridge and Equitable currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward looking statements reflect Corebridge and Equitable’s expectations, plans or forecasts of future events and views as of the date of this press release. Corebridge and Equitable anticipate that subsequent events and developments will cause Corebridge and Equitable’s assessments to change. While Corebridge and Equitable may elect to update these forward-looking statements at some point in the future, Corebridge and Equitable specifically disclaim any obligation to do so, unless required by applicable law. Neither Corebridge nor Equitable gives any assurance that Corebridge, Equitable or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction exempt from the registration requirements of the Securities Act.

Important Information and Where to Find It

This press release relates to the Proposed Transaction, which is the subject of a Registration Statement on Form S-4 filed by the new parent company with the SEC. The Registration Statement includes a joint proxy statement of Corebridge and Equitable that also constitutes a prospectus of the new parent company. The Registration Statement was declared effective by the SEC on June 23, 2026, and the new parent company filed a prospectus with the SEC on June 23, 2026. Corebridge and Equitable commenced mailing to their respective stockholders on or about June 23, 2026. Corebridge, Equitable and the new parent company may also file with or furnish to the SEC other relevant documents regarding the Proposed Transaction. This press release is not a substitute for the Registration Statement that the new parent company has filed with the SEC or any other documents that have been or may be sent to Corebridge’s stockholders or Equitable’s stockholders in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING COREBRIDGE, EQUITABLE, THEIR NEW PARENT COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Corebridge, Equitable or the new parent company through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may obtain free copies of documents filed with the SEC by Corebridge at its website, https://www.corebridgefinancial.com, or by Equitable at its website, https://equitableholdings.com (information included on or accessible through either of Corebridge or Equitable’s website is not incorporated by reference into this press release.